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================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------

                                 VELOCITA CORP.
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                                 VELOCITA CORP.
             (exact name of registrant as specified in its charter)


          DELAWARE                     333-39646                  52-2197932
    --------------------          ----------------------    --------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

            2941 Fairview Park Dr, Suite 200, Falls Church, VA 22042
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 564-7200
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

================================================================================



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ITEM 5.  OTHER EVENTS.

     On February 28, 2002, Velocita Corp. (the "Company") announced in a press release its restructuring of its operations and its retention of Impala Partners LLC as a strategic and financial advisor.

     A copy of the Company's press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b) None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated February 28, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VELOCITA CORP.




                              By:   /s/ W. TERRELL WINGFIELD JR.
                                    ----------------------------
                                    Name: W. Terrell Wingfield Jr.
                                    Title:   Senior Vice President And General
                                             Counsel

Date: March 1, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

99.1                      Press Release, dated February 28, 2002.